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                                                                    EXHIBIT 10.2

                          STOCK REDEMPTION AGREEMENT

         This Agreement is made on January 5 , 1994 between MicroTrac Systems, Inc., a Delaware corporation (the "Company"), and J. Paul Costello, Lars D. Perkins and John P. Jopling (the "Stockholders").

         WHEREAS, the Company has entered into a Stock Purchase Agreement dated as of the date of this Agreement, pursuant to which the Company has issued and sold to Advent VII L.P. and other Purchasers identified therein an aggregate of 556,155 shares of its Preferred Stock; and

         WHEREAS, it is a condition of said Stock Purchase Agreement that the Company shall redeem an aggregate of 135,000 shares of its Common Stock (the "Shares") held by the Stockholders pursuant to the terms hereof;

         NOW, THEREFORE, in consideration of the covenants set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby AGREED:

         1. Each of the Stockholders hereby sells, assigns and transfers to the Company the number of Shares set forth opposite his name on Exhibit A hereto, represented by the stock certificate(s) listed opposite his name which are delivered herewith to the Company, and hereby irrevocably appoints the Company's Treasurer, George E. Engdahl, his attorney to transfer said Shares on the records of the Company.

         2. Upon execution of this Agreement, the Company shall pay to each of the Stockholders a redemption price of $5.922 for each Share transferred to the Company hereunder.

      3.    Each of the Stockholders represents and warrants that:


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         (a) He has good and clear title to the Shares sold by him to the
Company hereunder, that such Shares are free of any and all liens, encumbrances, rights of first refusal, contractual commitments, and other restrictions on transfer, and that no prior transfer of, or commitment to transfer, any of such Shares has been made; and

         (b) He has been an officer and/or director of the Company and/or its predecessor, MicroTrac Systems, Inc., a Massachusetts corporation, and is intimately familiar with the Company's affairs. He has made his own independent decision to sell Shares upon the terms set forth in this Agreement based upon his own determination of the value of the Shares, and is not relying on any representations made to him by representatives of the Company. He understands that the Company may in the future engage in financing transactions in which its securities are sold for a higher price then the price paid for the Shares hereunder, that the Company's securities may become registered under federal and state securities laws, and that there may exist a public market for such securities. He has consulted with his own legal, financial and tax advisors in determining to sell his Shares pursuant to this Agreement.

         IN WITNESS WHEREOF, the parties have duly executed this

Agreement under seal on the date set forth above.

                                           MICROTRAC SYSTEMS, INC.

/s/ Lars D. Perkins                        By  /s/ George E. Engdahl
- -----------------------------                  ----------------------------
Lars D. Perkins

/s/ J. Paul Costello                       Title  Treasurer
- -----------------------------                    ----------------------------
J. Paul Costello

/s/ John P. Jopling
- -----------------------------
John P. Jopling


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                                    EXHIBIT A

                                       TO

                           STOCK REDEMPTION AGREEMENT

     Name                      Cert. No.               No. of Shares
     ----                      ---------               -------------
J. Paul Costello                   C2                     50,000

Lars D. Perkins                    C1                          1
                                   C3                     49,999

John P. Jopling                    C4                     35,000

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